EXHIBIT 10.1

As of April 12, 2002

U.S. Plastic Lumber Corp.

2300 Glades Road
Suite 440 West
Boca Raton, Florida 33431
Attention: John Poling

Re: Supplemental Forbearance Agreement

Ladies/Gentlemen:

      Please refer to the Credit Agreement dated as of June 30, 2000 (as previously amended or otherwise modified, the “Credit Agreement”) among U.S. Plastic Lumber Corp. (the “Company”), various financial institutions (the “Banks”) and Bank of America, N.A. (“Bank of America”), as administrative agent for the Banks (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given thereto in the Credit Agreement.

      The Company has advised the Banks and the Administrative Agent that the Company remains out of compliance with various provisions of the Credit Agreement as more fully described in the Forbearance Agreement dated as of November 14, 2001 (the “Original Forbearance Agreement”). In addition, the Company (a) has failed to pay (i) interest which was due under the Credit Agreement on January 31, 2002, February 28, 2002 and April 1, 2002 and (ii) principal which was due under the Credit Agreement on April 1, 2002 and (b) has advised the Administrative Agent that it will be unable to make timely payment of interest which will become due on April 30, 2002 (the Company’s failure to make the interest payments on January 31, 2002, February 28, 2002, April 1, 2002 and April 30, 2002 and the principal payment on April 1, 2002, the “Payment Defaults”)

      By its signature below, the Company acknowledges that so long as any Payment Default (or any other Event of Default or any Unmatured Event of Default, including any Known Default as defined in the Original Forbearance Agreement) exists, the Banks have no obligation to make Loans and the Issuing Bank has no obligation to issue Letters of Credit. The Company further acknowledges that the Administrative Agent and the Banks currently have all rights, powers and remedies, whether arising under any of the Loan Documents and/or applicable law, available to them during the existence of an Event of Default, including the right to accelerate the maturity of all Loans, to obtain cash collateral for Letters of Credit and/or to terminate the Commitments (all of the foregoing, the “Rights and Remedies”).

      The Company has requested that the Administrative Agent and the Banks continue to forbear from exercising the Rights and Remedies for a limited period of time. The Administrative Agent and the Required Banks are willing to agree to such continued forbearance

U.S. Plastic Lumber Corporation

As of April 12, 2002

subject to the terms and conditions of this letter agreement. Accordingly, the Company, the Administrative Agent and the Required Banks agree as follows:

     1.     Forbearance. During the Forbearance Period (as defined in the Original Forbearance Agreement as amended hereby), the Administrative Agent and the Banks will not exercise the Rights and Remedies with respect to the Payment Defaults so long as the Company makes all Required Payments (as defined below) on a timely basis. For purposes of the foregoing, “Required Payments” means (a) a payment of $100,000 on or before the date of the effectiveness of this letter agreement, which is equal to a portion of the amount of interest which was due on January 31, 2002; (b) a payment of $312,543.89 on April 30, 2002, which is equal to the amount of interest which was due on February 28, 2002 plus the balance of the interest which was due on January 31, 2002; and (c) a payment of $303,258.22 on May 30, 2002, which is equal to the amount of interest expected that was due on April 1, 2002 plus $100,000; provided that the aggregate amount of all Required Payments shall not exceed the sum of $715,802.11, inclusive of all amounts payable on or after April 1, 2002 by the Company to the Consultant (as defined below). The Company and the Required Banks agree that all Required Payments shall be applied, first, to amounts payable to the Consultant, second, to interest payable under the Credit Agreement on January 31, 2002, third, to interest due under the Credit Agreement on February 28, 2002 and, fourth, to interest due under the Credit Agreement on April 1, 2002.

      2.     Effectiveness. This letter agreement shall become effective on the date on which the Administrative Agent shall have received (a) counterparts hereof signed by the Company and the Required Banks, (b) evidence, satisfactory to the Administrative Agent, that the Company and its Subsidiaries have paid all employee withholding taxes to the extent due and payable, (c) a demand note of the Company payable to Bank of America in the form of Exhibit A hereto, (d) a demand note of the Company payable to LaSalle Bank National Association in the form of Exhibit B hereto, (e) a certificate of the Company setting forth in reasonable detail the status of the contract, for the project known as Remedial Action for Pennsylvania Avenue Landfill located in Brooklyn, New York and (f) confirmation that (i) the February invoice of counsel to the Administrative Agent and all expenses for the recently-completed field examination conducted by the Administrative Agent (to the extent billed) have been paid in full, (ii) the Company has retained Great American Group in connection with the planned appraisal of the fixed assets of the Company and its Subsidiaries, and (iii) the Company has made the payment described in clause (a) of the definition of “Required Payment”). Notwithstanding the foregoing or any other provision of this Agreement, this letter agreement shall expire and be of no further force or effect if the conditions precedent set forth in clauses (b) through (f) of the preceding sentence are not satisfied on or prior to the tenth day following the execution and delivery of this Agreement by the Required Banks.

      3.     Amendments to Original Forbearance Agreement. The Original Forbearance Agreement is amended as follows:

U.S. Plastic Lumber Corporation

As of April 12, 2002

(a) Section 4(a) is amended by deleting the date “February 28, 2002” therein and substituting the date “May 31, 2002” therefor; and

(b) Section 5(b) is amended in its entirety to read as follows:

“(b) Any Event of Default, other than the Known Defaults and the Payment of Defaults (as defined in the letter agreement dated as of April 11, 2002 (the “Forbearance Extension Letter”) among the Required Banks, the Administrative Agent and the Company), shall occur and be continuing.”

(c) The following clauses (e), (f) and (g) shall be added to Section 5 in proper sequence:

“(e) The Company shall fail to pay the March invoice of counsel to the Administrative Agent on or before April 15, 2002 or any other invoice of counsel to the Administrative Agent within 15 days after receipt thereof.”

(f) The Company shall fail to make any Required Payment as defined in Section 1 of the Forbearance Extension Letter.

(g) The Company shall fail to deliver to the Agent, on or before May 10, 2002, an appraisal of the equipment of the Company and its Subsidiaries, which appraisal shall set forth in reasonable detail the location of each item of equipment (including vehicles), whether such equipment is owned or leased (and, if leased, specifying whether such lease is an operating lease or financing lease), the name of each Person (other than the Agent and Halifax Fund, L.P.) which has a lien on (or is the lessor of) such item of equipment and the approximate amount secured by such lien (or, in the case of a lease, details as to the payments thereon), and the estimated forced sale value of each such item of equipment (other than equipment subject to an operating lease).

(h) EOS Partners, L.P. (“EOS”) shall notify the Company that it no longer wishes to pursue the transaction contemplated by the letter agreement dated April 11, 2002 between EOS and the Company.

(i) The Company shall fail to comply with any provision of Section 4 of the Forbearance Extension Letter.”

      4. Additional Agreements. As additional consideration for the foregoing forbearance, the Company agrees with the Administrative Agent and the Required Banks as follows:

U.S. Plastic Lumber Corporation

As of April 12, 2002

(a) The Company shall promptly (and in any event not later than April 30, 2002) make arrangements so that (a) the bank accounts of the Company and its Subsidiaries maintained with PNC National Bank and listed on Schedule I hereto are closed and replaced by accounts maintained with a Bank, (b) all of the other bank accounts of the Company and its Subsidiaries (other than (i) petty cash accounts maintained at each of the Company’s operating units which, in the aggregate, do not at any time contain more than $10,000 and (ii) accounts maintained solely to fund payroll and payroll taxes) are maintained with a Bank or a bank which has executed and delivered a blocked account agreement satisfactory to the Administrative Agent and (c) all collections of the Company and its Subsidiaries (subject to certain limited exceptions acceptable to the Administrative Agent) are transferred to the Administrative Agent on each Business Day, except for amounts necessary to fund payroll and payroll taxes which will be due within five Business Days.

(b) The Company shall pay the reasonable costs and expenses of Casas, Benjamin & White, LLC (the “Consultant”), a financial consultant retained by counsel to the Administrative Agent, in connection with its evaluation of the operations, financial records, business prospects, economic value and other aspects of the Company and its Subsidiaries. The Company will (i) assist the Consultant in performing such evaluation (including (x) allowing the Consultant access to the work product and personnel of Conway Mackenzie & Dunleavy and providing the Consultant access to all information and records the Consultant deems necessary to conduct such evaluation) and (ii) maintain at all times a retainer with the Consultant of not less than $75,000.

(c) The Company shall promptly (and in any event no later than April 15, 2002) deliver to the Administrative Agent an accurate and complete list describing in reasonable detail all of the fixed assets of the Company and its Subsidiaries (including specification of the current locations of such assets).

(d) The Company shall permit the Administrative Agent to conduct, and shall promptly reimburse the Administrative Agent for all expenses of, a field examination of the Company and its Subsidiaries.

      5.     Waiver. The Required Banks hereby waive any default that resulted form the expiration of the Original Forbearance Agreement prior to the effectiveness of this Agreement.

      6.     No Other Change to the Loan Documents; Preservation of Rights. Except to the extent expressly set forth herein, (a) all of the terms and conditions of the Credit Agreement and the other Loan Document shall remain unchanged and in full force and effect, (b) this letter agreement shall not be deemed a waiver or modification by the Administrative Agent or any Bank of an term or provision of, or of any default under, the Credit Agreement or any other Loan Document, and (c) the Administrative Agent and the Banks hereby fully preserve all their

U.S. Plastic Lumber Corporation

As of April 12, 2002

rights, powers and remedies against the Company and each Guarantor. In addition, subject to the forbearance set forth in Section 1, nothing contained herein shall be deemed to be a waiver or abandonment of any Event of Default (whether presently or subsequently existing, including, without limitation, any of the Payment Defaults) or of any right, power or remedy available to the Administrative Agent or the Banks under the Loan Documents or applicable law, each of which rights, powers and remedies is hereby specifically and expressly reserved, including, without limitation, the right to seek judgment against the Company or any Guarantor, to foreclose any interest in any collateral in which the Administrative Agent has a security interest or other lien, or to take any other action permitted under the Loan Documents and/or applicable law. Without limiting the foregoing, nothing contained herein shall constitute a waiver of any condition to the making of a Loan or the issuance of a Letter of Credit, and the Company acknowledges that it has no right to obtain any additional Loans or the issuance of any additional Letters of Credit so long as any Event of Default (including (i) any Payment Default or (ii) any Known Default as defined in the Original Forbearance Agreement) exists or would result therefrom.

      7.     Counterparts.  This letter agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

      8.     Expenses.  The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including the reasonable fees and charge of counsel to the Administrative Agent) in connection with the preparation, execution and delivery of this letter agreement.

      9.     Governing Law.  This letter agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

      10.     Representations.  The Company hereby represents and warrants to the Administrative Agent and the Banks that the execution, delivery and performance of this letter agreement is within the Company’s powers, has been duly authorized by the Company does not conflict with any of the Company’s organizational documents, and does not conflict with any law, agreement or obligation by which the Company is bound.

      11.     Successors and Assigns.  This letter agreement is binding upon the Company and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Banks and their respective successors and assigns.

      12.     Headings.  Headings used in this letter agreement are for convenience of reference only and shall not affect the construction of this letter agreement.

U.S. Plastic Lumber Corporation

As of April 12, 2002

      13.     Waiver of Jury Trial. THE PARTIES HEREBY CONFIRM THAT THE WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.16 OF THE CREDIT AGREEMENT IS APPLICABLE TO THIS LETTER AGREEMENT PURSUANT TO SUCH SECTION 14.16.

      14.     Release. In consideration of the agreements and understandings in this letter agreement, the Company, for itself and each of its Subsidiaries, hereby releases each of the Administrative Agent and each Bank, and their respective employees, officers, participants, agents, affiliates, subsidiaries, successors and assigns, from any claim, right or cause of action which now exists, in any way related to facts in existence as of the date hereof, whether known or unknown. By way of example and not limitation, the foregoing includes any claims in any way related to the Loan Documents and the business relationship between the Company and its Subsidiaries, on the one hand, and the Administrative Agent or any Bank, on the other hand.

      15.     Covenant Not to Sue. The Company hereby covenants that it will, and will cause each of its Subsidiaries to, refrain from commencing any action or suit or prosecuting any action or suit, in law or in equity, against the Administrative Agent or any Bank, or any of their respective employees, officers, agents, participants, affiliates, subsidiaries, successors or assigns, on account of any claim, action or cause of action which now exists in the Company’s or such Subsidiary’s favor based upon facts existing as of the date of this letter agreement. In addition to any other liability which shall accrue upon the breach of this covenant, the Company agrees to pay, and acknowledges that is shall be liable for, all reasonable attorneys’ fees and costs incurred by the Administrative Agent or any Bank in the defense of any such action or suit.

U.S. Plastic Lumber Corporation
As of April 12, 2002

     Please acknowledge the foregoing by signing a counterpart of this letter agreement and returning it to the Administrative Agent.

BANK OF AMERICA, N.A., as Administrative Agent

By:

	Title:	KRISTINE THENNES Vice President

BANK OF AMERICA, N.A., as Issuing Bank, Swing Line Bank and a Bank

By:

	Title:	THOMAS CZERWINSKI Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

UNION PLANTERS BANK

By:

Title:

ACKNOWLEDGED AND AGREED
as of April 12, 2002:

U.S. PLASTIC LUMBER CORP.

By:

Title:

     Please acknowledge the foregoing by signing a counterpart of this letter agreement and returning it to the Administrative Agent.

BANK OF AMERICA, N.A., as Administrative Agent

By:

Title:

BANK OF AMERICA, N.A., as Issuing Bank, Swing Line Bank and a Bank

By:

Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

UNION PLANTERS BANK

By:

	Title:	V.P.

ACKNOWLEDGED AND AGREED
as of April 12, 2002:

U.S. PLASTIC LUMBER CORP.

By:

Title:

U.S. Plastic Lumber Corporation
As of April 12, 2002

     Please acknowledge the foregoing by signing a counterpart of this letter agreement and returning it to the Administrative Agent.

BANK OF AMERICA, N.A., as Administrative Agent

By:

Title:

BANK OF AMERICA, N.A., as Issuing Bank, Swing Line Bank and a Bank

By:

Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

UNION PLANTERS BANK

By:

Title:

ACKNOWLEDGED AND AGREED
as of April 12, 2002:

U.S. PLASTIC LUMBER CORP.

By:

	Title:	Executive Vice President

EXHIBIT A

NOTE

$704,749	December 5, 2001

      ON DEMAND, U.S. Plastic Lumber Corp. (the “Company”) hereby promises to pay to the order of Bank of America, N.A. (the “Payee”) SEVEN HUNDRED FOUR THOUSAND SEVEN HUNDRED FORTY-NINE DOLLARS ($704,749). The Company further promises to pay to the order of the Payee interest on the principal hereof from time to time outstanding until paid in full at a rate per annum equal to the Reference Rate in effect from time to time plus 1% (or, after demand by the Payee, 3%). Prior to demand by the Payee for the payment of the unpaid principal hereof, accrued interest shall be payable monthly on the last day of each month. After demand, accrued interest shall be payable on demand. Each payment (including any prepayment) shall be applied, first, to accrued and unpaid interest and, then, to unpaid principal.

      Capitalized terms used herein but not defined shall have the meanings attributed to them in the Credit Agreement dated as of June 30, 2000 among the Company, various financial institutions and the Payee, as Administrative Agent, Issuing Bank and Swing Line Bank, as amended.

      The Company is executing this Note in connection with the termination of the IDSA Master Agreement (Multicurrency — Cross Border) dated as of June 12, 2000 between the Payee and the Company. The Company confirms that all obligations hereunder constitute Hedging Obligations of the Company and, accordingly, are guaranteed pursuant to the Guaranty and secured pursuant to of the Security Agreement and the other Collateral Documents.

      The Company may prepay all or any portion of this Note at any time and from time to time, without premium or penalty.

      All payments of principal of, and interest on, this Note shall be made in immediately available funds in lawful money of the United States of America at the Payee’s principal office in Chicago, Illinois, prior to 12:30 p.m., Chicago time, on the date due; and funds received after that time shall be deemed to have been received by the Payee on the next following Business Day. The Company hereby authorizes the Payee to charge any of the Company’s deposit accounts maintained with the Payee for the payment when due of all amounts payable with respect to this Note. The above provisions of this paragraph shall not affect the Company’s obligation to pay when due all amounts payable by it hereunder, whether or not there are sufficient funds therefor in any such deposit accounts.

      If any payment hereunder falls due on a day which is not a Business Day, the due date for such payment shall be extended to the next Business Day (and additional interest shall accrue for the period of such extension).

      The Company warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Note and the performance by the Company of its obligations hereunder are within the Company’s corporate powers and have been duly authorized by all necessary action on the Company’s part;

and (c) this Note is the Company’s legal, valid and binding obligation, enforceable in accordance with its terms, the making and performance of which do not and will not contravene or conflict with the Company’s charter or by-laws, or violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Company is bound.

      So long as any portion of this Note remains unpaid, the Company covenants and agrees that the Company will promptly provide the Payee with such information regarding the assets, operations and financial condition of the Company as the Payee may from time to time reasonably request.

      The Company acknowledges that the Payee may demand payment of this Note at any time and that upon such demand all obligations of the Company hereunder shall become immediately due and payable.

      The Company agrees to pay all expenses of the Payee in connection with the preparation, execution and delivery of this Note. In addition, if any amount payable hereunder is not paid when due (by acceleration or otherwise), the Company will pay all costs and expenses (including, without limitation, reasonable attorneys’ fees and court costs) incurred by the Payee in connection with collection of such amount and the enforcement of its rights hereunder (whether or not any lawsuit is ever filed).

      EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      The rights and privileges of the Payee hereunder shall inure to the benefit of its successors and assigns.

2

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

U.S. PLASTIC LUMBER CORP.

By:

Title:

3

EXHIBIT B

NOTE

$375,500	January 16, 2002

     ON DEMAND, U.S. Plastic Lumber Corp. (the “Company”) hereby promises to pay to the order of LaSalle Bank National Association (the “Payee”) THREE HUNDRED SEVENTY-FIVE THOUSAND FIVE HUNDRED DOLLARS ($375,500). The Company further promises to pay to the order of the Payee interest on the principal hereof from time to time outstanding until paid in full at a rate per annum equal to the Reference Rate in effect from time to time plus 1% (or, after demand by the Payee, 3%). Prior to demand by the Payee for the payment of the unpaid principal hereof, accrued interest shall be payable monthly on the last day of each month. After demand, accrued interest shall be payable on demand. Each payment (including any prepayment) shall be applied, first, to accrued and unpaid interest and, then, to unpaid principal.

     Capitalized terms used herein but not defined shall have the meanings attributed to them in the Credit Agreement dated as of June 30, 2000 among the Company, various financial institutions (including the Payee) and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swing Line Bank, as amended.

     The Company is executing this Note in connection with the termination of the IDSA Master Agreement dated as of September 29, 2000 between the Payee and the Company. The Company confirms that all obligations hereunder constitute Hedging Obligations of the Company and, accordingly, are guaranteed pursuant to the Guaranty and secured pursuant to the Security Agreement and the other Collateral Documents.

     The Company may prepay all or any portion of this Note at any time and from time to time, without premium or penalty.

     All payments of principal of, and interest on, this Note shall be made in immediately available funds in lawful money of the United States of America at the Payee’s principal office in Chicago, Illinois, prior to 12:30 p.m., Chicago time, on the date due; and funds received after that time shall be deemed to have been received by the Payee on the next following Business Day. The Company hereby authorizes the Payee to charge any of the Company’s deposit accounts maintained with the Payee for the payment when due of all amounts payable with respect to this Note. The above provisions of this paragraph shall not affect the Company’s obligation to pay when due all amounts payable by it hereunder, whether or not there are sufficient funds therefor in any such deposit accounts.

     If any payment hereunder falls due on a day which is not a Business Day, the due date for such payment shall be extended to the next Business Day (and additional interest shall accrue for the period of such extension).

     The Company warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Note and the performance by the Company of its obligations hereunder are within the Company’s corporate powers and have been duly authorized by all necessary action on the Company’s part;

and (c) this Note is the Company’s legal, valid and binding obligation, enforceable in accordance with its terms, the making and performance of which do not and will not contravene or conflict with the Company’s charter or by-laws, or violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Company is bound.

     So long as any portion of this Note remains unpaid, the Company covenants and agrees that the Company will promptly provide the Payee with such information regarding the assets, operations and financial condition of the Company as the Payee may from time to time reasonably request.

     The Company acknowledges that the Payee may demand payment of this Note at any time and that upon such demand all obligations of the Company hereunder shall become immediately due and payable.

     The Company agrees to pay all expenses of the Payee in connection with the preparation, execution and delivery of this Note. In addition, if any amount payable hereunder is not paid when due (by acceleration or otherwise), the Company will pay all costs and expenses (including, with limitation, reasonable attorneys’ fees and court costs) incurred by the Payee in connection with collection of such amount and the enforcement of its rights hereunder (whether or not any lawsuit is ever filed).

     EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     The rights and privileges of the Payee hereunder shall inure to the benefit of its successors and assigns.

2

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

U.S. PLASTIC LUMBER CORP.

By:

Title:

3